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                                                                 Exhibit (e)(2)
                                  SCHEDULE I

                         Funds/Portfolios and Classes

          Bond Index Fund
             Institutional Money Market Fund
             Aon Captives Class
             Institutional Class
             Premium Class
             Select Class
             Trust Class

          LifePath Retirement Portfolio
             Class I
             Class R
             Class S

          LifePath 2010 Portfolio
             Class I
             Class R
             Class S

          LifePath 2020 Portfolio
             Class I
             Class R
             Class S

          LifePath 2030 Portfolio
             Class I
             Class R
             Class S

          LifePath 2040 Portfolio
             Class I
             Class R
             Class S

          Prime Money Market Fund
             Institutional Class
             Premium Class
             Select Class
             Trust Class

          S&P 500 Stock Fund

          Government Money Market Fund
             Institutional Class
             Premium Class
             Select Class
             Trust Class

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                         Funds/Portfolios and Classes

          Treasury Money Market Fund
             Institutional Class
             Premium Class
             Select Class
             Trust Class

Amended and Approved by the Board of Trustees of Barclays Global Investors Funds on May 17, 2007.